UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 4, 2018
Date of Report (Date of earliest event reported)

URANIUM ENERGY CORP.
(Exact name of registrant as specified in its charter)

Nevada	001-33706	98-0399476
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1030 West Georgia Street, Suite 1830 Vancouver, British Columbia	V6E 2Y3
(Address of principal executive offices)	(Zip Code)

(604) 682-9775
Registrant’s telephone number, including area code

Not applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

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Section1 – Registrant’s Business and Operations

Item 1.01Entry into a Material Definitive Agreement

On December 5, 2018, Uranium Energy Corp. (the “Company”) entered into a third amended and restated credit agreement (the “Third Amended and Restated Credit Agreement”) by and among (i) the Company, (ii) certain of the Company’s U.S. subsidiaries, specifically, South Texas Mining Venture L.L.P., URN Texas GP, LLC and URN South Texas Project, Ltd., as guarantors (collectively, the “Guarantors”), and (iii) Sprott Resource Lending Partnership (“SRLP”), as agent, SRLP and the several lenders from time to time party thereto (collectively, the “Lenders”), whereby the parties made certain further amendments (collectively, the “Third Amendments”) to a US$20,000,000 senior secured credit facility (the “Credit Facility”) made available to the Company on and subject to the terms and conditions of a credit agreement dated July 30, 2013 among the parties (the “Original Credit Agreement”), as amended by an amended and restated credit agreement dated March 13, 2014 among the parties (the “Amended and Restated Credit Agreement”), and as further amended by a second amended and restated credit agreement dated February 6, 2016 among the parties (the “Second Amended and Restated Credit Agreement”); and which Original Credit Agreement is filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on August 5, 2013, and which Amended and Restated Credit Agreement is filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on March 19, 2014. and which Second Amended and Restated Credit Agreement is filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on February 12, 2016.

Under the Credit Facility, the Company received initial funding in the amount of US$10,000,000 on July 30, 2013 and drew down a further US$10,000,000 pursuant to a second and third advance on March 13, 2014 in accordance with the terms of the Amended and Restated Credit Agreement, bringing the total principal amount outstanding under the Credit Facility to US$20,000,000.

The Third Amendments include, among other things, (i) an extension to the maturity date of the Credit Facility from January 1, 2020 to January 31, 2022, and (ii) deferral of any monthly principal payments to the new maturity date (collectively, the “Third Credit Facility Extension”). In addition, should any principal be outstanding on each of November 30th, 2019, 2020 and 2021 (each, a “Third Extension Annual Fee Payment Date”), an annual fee will be due by the Company to the Lenders in cash or common shares of the Company (each a “Third Extension Annual Fee Share Payment”), at the option of the Company, at the rate of 7%, 6.5% and 6%, respectively, on each such date.  The Third Extension Annual Fee Share Payment is to be payable (if at all) in such number of common shares of the Company determined on the basis of a 10% discount to the five trading-day volume-weighted average trading price of the Company’s common shares on the NYSE American immediately prior to the applicable date. No Third Extension Annual Fee Share Payment is payable on a Third Extension Annual Fee Payment Date should the Credit Facility be repaid in full prior to such date.

In connection with the Third Credit Facility Extension, the Company has issued to the Lenders, on a pro rata basis, an aggregate of 1,180,328 restricted common shares of the Company as a third extension fee.

The description set forth above does not purport to be complete and is qualified in its entirety by the Third Amended and Restated Credit Agreement which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Section 2 – Financial Information

Item 2.01Completion of Acquisition or Disposition of Assets

On December 4, 2018, the Company closed a previously disclosed and filed definitive Royalty Purchase Agreement with Uranium Royalty Corp. (“URC”). The Company, together with one of its wholly-owned subsidiaries, sold a one percent (1%) net smelter return royalty for uranium only on the Company’s Slick Rock, Workman Creek and Anderson Projects (collectively, the “Royalties”).  As consideration for the sale of the Royalties, the Company received 12,000,000 common shares of URC;representing, with the Company’s prior interest, an approximate 34% interest in URC at this time (collectively, the “Closing of its Royalty Purchase Agreement”).

Item 2.03Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Section 3 – Securities and Trading Markets

Item 3.02Unregistered Sales of Equity Securities

In consideration for the Third Credit Facility Extension described in Item 1.01 of this Current Report on Form 8-K, the Company issued to the Lenders, on a pro rata basis, 1,180,328 restricted common shares of the Company.

In connection with the issuance of these shares, the Company relied on exemptions from registration under the United States Securities Act of 1933, as amended, provided by rule 903 of Regulation S for two of the three Lenders, and provided by Rule 506(b) of Regulation D for the remaining Lenders, in each case based on representations and warranties provided by the Lenders in the Third Amended and Restated Credit Agreement.

Section 8 – Other Events

Item 8.01Other Events

On December 6, 2018, the Company issued a press release announcing that it had entered the into the Third Credit Facility Extension with its Lenders and that it had completed the Closing of its Royalty Purchase Agreement with URC.

A copy of the press release is attached as Exhibit 99.1 hereto.

Section 9 – Financial Statements and Exhibits

Item 9.01Financial Statements and Exhibits

(a) Financial Statements of Business Acquired

Not applicable.

(b) Pro forma Financial Information

Not applicable.

(c) Shell Company Transaction

Not applicable.

(d) Exhibits

Exhibit	Description
10.1	Third Amended and Restated Credit Agreement dated December 5, 2018.
99.1	Press release dated December 6, 2018.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE: December 7, 2018.	URANIUM ENERGY CORP. By: /s/ Pat Obara Pat Obara, Secretary and Chief Financial Officer

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